EXHIBIT 99.1

Mid-America Apartment Communities, Inc.

Investor Update

Investor Summary

- 8th largest apartment REIT: 35,233 apartments in 12 states in the Southeast and Texas
-    Recession-resistant business and strategy:
     -    Upper and upper-middle market segments
     -    Large, mid-size and small markets
     -    Diversified markets
     -    No development
     -    Quality, well-maintained properties
-    Limited partnering in JVs boosts IRR

Less risky and more stable business strategy

-    Total debt and equity capitalization of $1.75 billion
-    Less risky & more recession-resistant business strategy:
     -    High quality well-maintained assets
     -    Geographic diversity (45 markets)
     -    Exited development in 2000 - before the market softened
     - Proven less earnings volatility than peers as AFFO grows in 2002 and 2003 YTD
-    Aggressive hands-on operators

Geographical diversification reduces risk

[map highlights market presence in the following states]

Ohio
Virginia
Kentucky
North Carolina
Tennessee
Arkansas
South Carolina
Georgia
Alabama
Mississippi
Texas
Florida

Performance

                                              Annual Returns
-----------------------------------------------------------------------------
                             I yr          3 yr          5 yr       Since IPO
-----------------------------------------------------------------------------
MAA                          42.6%         23.1%         15.3%         14.4%
Sector Median                32.7%         12.7%         13.2%         11.7%

                                          2003          2002          2001           2000
------------------------------------------------------------------------------------------
Fixed charge coverage                     1.77          1.67          1.64           1.58

FFO growth                           2003
-------------------------------------------------------------------------------
Mid-America*                           2%
Sector Median                        -12%

Before Preferred issuance costs (-$0.28) & Debt write -up (+$0.06)

Dividend Pay-out ratios - apartment REITs

---------------------------------------------------
Dividend payout ratios 2003*            Dividend
as % of AFFO                              Cut
---------------------------------------------------
AEC                              126%     Yes
AIV                              117%      No
AML                              104%      No
ASN                              106%      No
GBP                              118%      No
HME                              103%      No
MAA                              107%      No
PPS                              105%     Yes
SMT                               94%     Yes
TCR                              127%     Yes

Median, all apts                 103%

Source: Morgan Stanley

Strategy

-    Focus on growing value for public shareholders:
     -    Build dividend coverage
     -    Position company for faster growth:
          -    Asset recycling
          -    Higher growth markets
          -    Conserve cash
     -    Reliable source of investor cash flow and value growth
-    Grow through lower risk strategies:
     -    Acquisition, not development
     -    Add-on revenue sources
     -    Improved efficiencies

Strategy

-    Heavy operational focus:
     -    Maximizes value of existing assets
     -    Leader in competitive markets
- Be low-cost provider in upper-middle market segment targets broadest market sector
-    Maintain balance sheet and financial position that fits business strategy:
     -    Appropriate leverage
     -    Lowest cost debt sources
     -    Build capacity to take advantage of real estate cycle

Strategy

-    Invest in cross-section of markets:
     -    Smaller markets provide stability
     -    Larger markets offer growth
     -    Increase focus on larger markets at this point in the cycle
-    Maintain focus in Southeast:
     -    More rapid growth
     -    Existing management and investment base

High quality assets protects share value

-    Portfolio continuously improved with steady capital infusion:
     -    $300 MM of new development 1998 - 2001
     -    New high quality acquisitions
     -    Continuous upgrades at existing properties
- Sold $110mm of properties 2000 - 2002; average age of 20 years,at very attractive prices
-    Acquired Jefferson Pines (1999) & Los Rios (2000) in 2003

Increased earnings potential - new development

Reserve at Dexter Lake
Memphis, TN
740 units

Grande View
Nashville, TN
433 units

Increased earnings potential - new development

Grand Reserve
Lexington, KY
370 units

Kenwood Club
Katy, TX
320 units

Preston Hills: JV Acquisition

-    Opportunity
     -    New development with troubled lease up; motivated seller.
     -    High quality asset located in high growth market and sub-market.

-    Value Creation
     -    Purchased at well below replacement cost.
     -    In  need  of  "hands  on   operations"   to  provide   stronger   cash
          flows...lease expiration management, expense control.

Focus on profit improvement:

-    Utility initiatives
     -    Sub-metering of water
     -    3rd party billing of ancillary services (including trash pick-up)
     -    Other initiatives recapture "lost" expenses
-    Productivity:
     -    Lease expiration management
     -    Service tech utilization
     -    Purchasing efficiencies and opportunities

Technology

-    New property management system to be installed in 2004 (MRI):
     -    web-technology
     -    facilitates amenity pricing
     -    significant control improvements across 130+ sites
     -    Improves efficiency & communication in numerous areas
-    Internet-based training programs
     -    highly effective
     -    in-place and rapidly expanding

Financing

-    Slightly higher leverage than sector:
     -    Debt: 49% of market cap, vs sector median of 46%
     -    Preferred: 9.5% of market cap vs sector median of 8%
          -    Refinancing (August 03) saves 4 cents/share
-    Reflects lower business risk compared to sector:
     -    No development
     -    Stable markets
     -    Diversified markets
     -    Broad market appeal

Positioned for successful refinancing program in 2004:

-    $200 million of refinancing
     -    $165 million of conventional refinancing:
          -    Current rate averages 7.7%
          -    Locked $40 million at 5.45%
     -    $35 MM of refinancing opportunities tax-free bonds
     -    $4MM potential savings
-    Expanded Fannie Mae credit facility to $800MM
-    Probable $100 million Freddie Mac credit facility
- 85% of debt is fixed, swapped, forward-swapped or capped; fixed rate maturities are laddered

Strategy implementation

-    Grow AFFO to improve dividend coverage over short & long term
     - Return to normal market environment can add 30 - 40 cents share in revenue
     -    Expand in markets with potential for faster growth
     - Add assets carefully which are immediately accretive and will add to AFFO over the long term
     -    Manage balance sheet to maintain flexibility while growing AFFO

Corporate Governance

-    Insiders own 10.8% of shares/units
-    7 of 9 directors are non-management
-    6 of 9 have significant public company experience
-    6 of 9 are independent
-    Recent addition: Alan Graf, CFO of FedEx, Chairman of Audit Committee

Current Value Assessment (Cap Rate Method)

[bar chart represents the following data]

Cap rate at 7.5%        $30.00
Cap rate at 7.0%        $35.00

- Cap Rate Value- next 12 mths proj. NOI less 4% mgmt fee and $350/unit capital less liabilities & preferred

MAA value

-    Stock price is cheaper than sector average:
     -    current dividend yield of 7.25% vs 6.3% (sector avg)
     -    AFFO multiple of 15.1 vs 15.7 (sector avg)
-    Defined goal of dividend coverage improvement:
     - Dividend payout ratio of AFFO only slightly above sector median (107% vs 103%)
-    Balance sheet retains capacity for further accretive acquisitions
-    Expansion in growth markets
-    30 to 50% of dividend not currently taxable

Investment summary

-    Proven performance thru the recession
-    Conservative strategy
     -    No development
     -    Sound debt strategy
     -    Balance sheet matched to business risk
-    Committed to improvement of dividend safety
-    Positioned to generate earnings growth.
-    Attractive current market pricing

Mid-America Apartment Communities

www.maac.net